POWER OF ATTORNEY



     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of THE ASIA TIGERS FUND, INC., a Maryland corporation (the "Company"), does hereby make, constitute and appoint Alan Rappaport, Robert Blum and Robert Kleinberg, and each of them, attorney-in-fact and agent of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form N-2 relating to the shares of the Company, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

            IN WITNESS HEREOF, the undersigned has subscribed his name, this 25th day of September, 1996.

                                    /s/ Charles F. Barber
                                    ----------------------
                                    Charles F. Barber
                                    Director

                                POWER OF ATTORNEY



     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of THE ASIA TIGERS FUND, INC., a Maryland corporation (the "Company"), does hereby make, constitute and appoint Alan Rappaport, Robert Blum and Robert Kleinberg, and each of them, attorney-in-fact and agent of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form N-2 relating to the shares of the Company, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

            IN WITNESS HEREOF, the undersigned has subscribed his name, this 25th day of September, 1996.

                                    /s/ Jeswald W. Salacuse
                                    ----------------------
                                    Jeswald W. Salacuse
                                    Director

                                POWER OF ATTORNEY



     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of THE ASIA TIGERS FUND, INC., a Maryland corporation (the "Company"), does hereby make, constitute and appoint Alan Rappaport, Robert Blum and Robert Kleinberg, and each of them, attorney-in-fact and agent of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form N-2 relating to the shares of the Company, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

            IN WITNESS HEREOF, the undersigned has subscribed his name, this 25th day of September, 1996.

                                    /s/ Leslie Gelb
                                    ----------------------
                                    Leslie Gelb
                                    Director